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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           October 8, 1997
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                             CHART INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                 1-11442                     34-1712937
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(State or Other Jurisdiction     (Commission                (I.R.S. Employer
     of Incorporation)           File Number)               Identification No.)

34799 Curtis Boulevard                     Eastlake, Ohio              44095
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:       (440) 946-2525
                                                   ----------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

                  On October 8, 1997, Chart Industries, Inc. (the "Company") entered into a First Amendment to Credit Agreement (the "Amendment"), by and among the Company, ALTEC International Limited Partnership ("ALTEC"), ALTEC, Inc. ("AI"), Chart Management Company, Inc. ("Management"), Chart Industries Foreign Sales Corporation ("Chart FSC"), Greenville Tube Corporation ("Greenville"), Process Systems International, Inc. ("PSI"), Cryenco Sciences, Inc. ("Cryenco"), and Cryenco, Inc. ("CI"); National City Bank and NBD Bank (collectively, the "Banks"); and National City Bank, as Agent for the Banks (the "Agent"). The Amendment amends the Credit Agreement, dated as of July 29, 1997 (the "Credit Agreement"), by and among the Company, ALTEC, AI, Management, Chart FSC, Greenville, PSI, Cryenco, and CI (collectively, the "Borrowing Group"), the Banks and the Agent, by deleting or amending certain provisions relating to the ownership and control of the Company and its subsidiaries, and by amending certain provisions relating to the payment of dividends and public offerings of the Company's Common Stock. A copy of the Amendment is filed as
Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
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                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------
                  None.

         (c)      Exhibits.
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                      Exhibit No.                        Description
                      -----------                        -----------

                      10.1 First Amendment to Credit Agreement, dated as of October 8, 1997, between the Company, ALTEC International Limited Partnership, ALTEC, Inc., Chart Management Company, Inc., Chart Industries Foreign Sales Corporation, Greenville Tube Corporation, Process Systems
                                      International, Inc., Cryenco Sciences,
                                      Inc., and Cryenco, Inc.; National City
                                      Bank and NBD Bank; and National City Bank, as Agent for the Banks.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHART INDUSTRIES, INC.

                               By: /s/ Don A. Baines
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                                      Don A. Baines
                                      Chief Financial Officer and Treasurer

Date:  October 14, 1997
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